Exhibit 10.12

[***] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed.

Personalis, Inc.
1330 O’Brien Drive
Menlo Park, CA 94025
United States
Phone: 650-752-1300
Fax: 650-752-1301
Send invoice to ap@personalis.com

Purchase Order	Revision	Order Date
P11405	0	3/31/17
Supplier		Print Date
110138		3/31/17

Purchase Order

Illumina, Inc.	Personalis, Inc.
Attn: Accounts Receivable	1330 O’Brien Drive
12864 Collections Center Drive	Menlo Park, CA 94025
Chicago, IL 60693	United States
United States	650-752-1300
831-595-4438

Contact	Ship Via
Ground
Payment Terms	Incoterms
Net 60 Days
Remarks Quote# [***]

SUBJECT TO EXHIBIT A ATTACHED Completed Form BOE-230-M REV 1(11-14) State of California BOE, Partial Exemption Certificate for Mfg, R&D Equipment is attached to PO

Line	Item Number	Rev	Due Date	Qty	Qty Open	UM	T	Unit Cost	Extended Cost
1	NovaSeq 6000 Sequencing Systems Supplier Item: 20012850		[***]	5	[***]		Y	[***]	[***]

USD	Line Total [***]
Total Tax [***]
Total Amount [***]

1/1